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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14.a-11(c) or Section
       240.14a-12

                             CARRIZO OIL & GAS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)     Title of each class of securities to which transaction applies:


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         2)     Aggregate number of securities to which transaction applies:


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         3)     Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the
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                was determined):


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         5)     Total fee paid:


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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         4)     Date Filed:


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April 27, 2005

Members of the Compensation Committee
Carrizo Oil & Gas, Inc.
1000 Louisiana Street, Suite 1500
Houston, Texas 77002

To Members of the Compensation Committee of Carrizo Oil & Gas, Inc.:

As you are aware, Carrizo Oil & Gas, Inc. (the "Company") has recommended to its shareholders the approval of an amendment (the "Amendment") to its Long-Term Incentive Plan (the "Plan") as presented in the Company's Proxy Statement for its 2005 Annual Meeting of Shareholders. Subsequent to the Company's distribution of the Proxy Statement, the Company has received feedback from a shareholder rights group regarding the Plan. As a result, management will recommend to the Compensation Committee that the Plan be amended to explicitly state that any repricing of stock options granted by the Company under the Plan will require shareholder approval.

I expect that management will discuss this recommendation with the Board of Directors and the Compensation Committee following the Company's 2005 annual meeting of shareholders.

                                             Regards,

                                             /s/ S.P. Johnson IV

                                             S.P. Johnson IV
                                             President and
                                             Chief Executive Officer